                                                                EXHIBIT 10.48

                                   AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT



         This Amendment to Employment Agreement ("Amendment") is made as of the 1st day of June, 1996 by and among Gary A. Lockwood (the "Employee"), Mason Dental Midwest, Inc., a Michigan corporation (the "Company"), and Princeton Dental Management Corporation, a Delaware corporation ("Princeton"). The Employee, the Company and Princeton are herein collectively referred to as the "Parties".

                                    RECITALS

         A. The Parties have previously entered into that certain Employment Agreement dated December 31, 1993 (the "Employment Agreement").

         B. The Parties desire to amend the Employment Agreement to reflect certain agreements among the Parties.

                                   AGREEMENTS

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

                 1. Unless otherwise defined herein, all capitalized terms used herein which are defined in the Employment Agreement shall have the meanings assigned to them in the Employment Agreement.

                 2. The Employment Agreement is amended as follows:

                          A. Term of Agreement. Section 1 of the Employment
Agreement is deleted in its entirety and replaced by the following:

         " 1.    Term of Agreement. Subject to the terms and conditions hereof, this Agreement shall commence as of January 1, 1994 and shall continue in effect until May 30, 2001."


                          B. Compensation. Subsections (i), (ii) and (iv) of
Section 3 are deleted in their entirety and replaced by the following:

         " 3.    Compensation.  (i) Base Salary. As compensation for Employee's services under this Agreement, Employee shall be entitled to receive a base salary of $97,000.00 per annum, to be paid in accordance with the current payroll practices of the Company. Effective June 1, 1996, Employee's base salary shall be increased to $106,150.18 [BASED ON CPI INCREASES OF 2.6% IN '94, 2.8% IN '95, 1.8% FOR THE
FIRST FIVE MONTHS OF '96 AND $2,000 FOR PAYMENT OF WHOLE LIFE PREMIUMS.] Beginning January 1, 1997, Employee shall be entitled to annual increases in such base salary equal to the average annual increase in the Consumer Price Index [INSERT SPECIFIC CPI INDICATOR], as determined by the United States Department of Labor; provided, however, that any such increase for 1997 shall be pro-rated to account for the fact that Employee has, effective June 1, 1996, been granted such an increase through May 31, 1996.

                 (ii) Bonuses and Stock Options. The Company may, at its sole discretion, pay Employee an annual performance award ("Annual Performance Award") during each year of the Term as determined by the Board of Directors at its sole and exclusive discretion from time to time. As of the date hereof, Princeton has also agreed to grant Employee a stock option as set forth on Exhibit A. Effective June 1, 1996, the Employee shall also be entitled to receive, pursuant to the provisions of Princeton's 1993 Incentive and Non-Statutory Stock Option Plan, options to purchase up to 50,000 shares of Princeton common stock as set forth on Exhibit B attached hereto and incorporated herein.

                 (iv) Reimbursement of Expenses. In addition to compensation, Employee shall be entitled to reimbursement of ordinary and necessary out-of-pocket trade or business expenses reasonably incurred in the ordinary course of employment duties and paid by Employee on behalf of the Company. Such reimbursement shall not constitute compensation. Reimbursement shall be made following submission by the Employee to the Company of such vouchers as may be reasonably satisfactory to the Company and as may be in compliance with Internal Revenue Service guidelines, rulings and requirements regarding valid business expenses. Princeton shall acquire for Employee a credit card having a $10,000.00 credit limit, which credit card Employee shall use for Company and Princeton business purposes only, and not for any other use whatsoever. All expenses charged to such credit card must be in compliance with nternal
Revenue Service guidelines, rulings and requirements regarding valid business expenses. If Employee breaches this Agreement and uses a Company credit card for personal use then the Company shall have the right to withhold such amount from the Employee's paycheck as an offset. Notwithstanding anything contained in this Section 3(iv) to the contrary, Employee shall be required to submit a written budget on a monthly basis of anticipated expenses to the Board of Directors of Princeton for its approval and Employee shall adhere to such approved budget.

         C. Termination of Employment. Section 4 of the Employment Agreement is deleted in its entirety and replaced by the following:

         " 4.    Termination of Employment.  This Agreement may be terminated by either the Employee, the Company or Princeton upon ninety (90) days written notice."

         D. Compensation Upon Termination or During Disability. Section 5 of the Employment Agreement is deleted in its entirety and replaced by the following:

         " 5.    Compensation Upon Termination or During Disability. Upon
termination of Employee's employment with the Company for any reason other than for cause, Employee shall be entitled to receive a severance allowance equal to ninety (90) days of Employee's base compensation, payable in accordance with the payroll practices of the Company."

         E. Chief Operating Officer. The following new Section 16 is added to the Employment Agreement:

         " 16.   Chief Operating Officer. Notwithstanding anything in this
Agreement to the contrary, effective June 1, 1996, the Employee is appointed as the Chief Operating Officer of Princeton, with such duties and responsibilities as are customary with respect to such position and as may be determined by the Board of Directors of Princeton. As full compensation for Employee's fulfilling the duties of Chief Operating Officer, in addition to any other compensation provided for in this Agreement, Employee shall receive the sum of $12,000.00 per annum, to be paid in accordance with the current payroll practices of Princeton. Effective June 1, 1996, the Employee shall also be entitled to receive, pursuant to the provisions of Princeton's 1993 Incentive and Non-Statutory Stock Option Plan, options to purchase up to 50,000 shares of Princeton common stock as set forth on Exhibit C attached hereto and incorporated herein." [YOU INDICATED YOU ARE CONSIDERING A MORE AGGRESSIVE, PERFORMANCE-BASED, OPTION PROGRAM, BUT WE HAVE NOT YET DISCUSSED WHAT THAT MIGHT BE.]

         Except as specifically amended by this Amendment, the Employment Agreement shall remain in full force and effect.


                            END OF TEXT ON THIS PAGE

         IN WITNESS WHEREOF, the parties have executed this Amendment to Employment Agreement as of the date first written above.


PRINCETON DENTAL MANAGEMENT CORPORATION



By:
   -----------------------------------
Printed Name:
             -------------------------
Its:
    ----------------------------------

MASON DENTAL MIDWEST, INC.



By:
   -----------------------------------

Printed Name:
             -------------------------

Its:
    ----------------------------------




----------------------------------
Gary A. Lockwood, individually

                                   EXHIBIT B

                             STOCK OPTION AGREEMENT

         This Stock Option Agreement ("Agreement") is made this 1st day of June, 1996 by and among Princeton Dental Management Corporation, a Delaware corporation (the "Company"), and Gary A. Lockwood, an employee of the Company or a subsidiary thereof (the "Employee").

         The Company and the Employee agree as follows:

         1. 1993 Incentive and Non-Statutory Stock Option Plan. This Agreement, executed on behalf of the Company by its President, evidences the grant of an Incentive Stock Option to purchase Common Stock of the Company (the "Option") for services anticipated to be rendered by Employee. The Option is subject in its entirety to the terms and conditions of the Princeton Dental Management Corporation 1993 Incentive and Non-Statutory Stock Option Plan (the "Plan") adopted by the Board of Directors June 3, 1993 and approved by the Shareholders on July 12, 1993. A copy of the Plan is annexed to this Agreement.

         2. Date of Grant. The date of the grant of the Option is June 1, 1996.

         3. Number and Price of Shares. The total number of shares granted is 50,000. The purchase price per share shall be the average Company trading price based on the trading days contained in the 61 day period beginning on June 1, 1996 and running through July 31, 1996.

         4. Option Period and Time of Exercise. The number of shares specified in Paragraph 3 above are divided into four parts which may be exercisable within the Option period as follows:

Part     No. of Shares    Date Exercisable         Expiration Date
----     -------------    ----------------         ---------------
1        15,000                   1/1/97           1/1/2003
2        15,000                   1/1/98           1/1/2003
3        10,000                   1/1/99           1/1/2003
4        10,000                   1/1/2000         1/1/2003


         (i) The Board may, in its sole discretion, cancel Options granted to the Employee if the employment of Employee is terminated for cause. Upon the termination of employment other than for cause, Options granted under the Plan shall be cancelled only to the extent that such Options were not exercisable as of the date of such termination.

         (ii) In no event shall the Options be exercisable after the expiration date of the Option period.

         5. Manner of Exercise. Subject to the conditions and restrictions contained in the Plan and Paragraph 6 below, the Options shall be exercised by delivering written notice of exercise to the Secretary of the Company.

         6. Non-Transferability. This Agreement and Option granted may not be assigned or transferred by the Employee except as provided in the Plan.

         7. Amendment. Neither this Agreement or the Option may be amended or modified or revoked except by agreement in writing and signed by the Company and the Employee.

         8. Interpretation. The Board has the sole power to interpret the Plan and to resolve any questions arising under the Plan or this Agreement.

         9. Entire Agreement. Except as specifically referenced in Employee's Employment Agreement, this Agreement constitutes the entire agreement under the Plan between the Company and the Employee and supersedes all other agreements under the Plan heretofore entered into.

         IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement as of the 1st day of June, 1996.


PRINCETON DENTAL MANAGEMENT CORPORATION



By:
   -----------------------------------

Printed Name:
             -------------------------

Its:
    ----------------------------------




----------------------------------
Gary A. Lockwood, individually

                                   EXHIBIT C

                             STOCK OPTION AGREEMENT

         This Stock Option Agreement ("Agreement") is made this 1st day of June, 1996 by and among Princeton Dental Management Corporation, a Delaware corporation (the "Company"), and Gary A. Lockwood, an employee of the Company or a subsidiary thereof (the "Employee").

         The Company and the Employee agree as follows:

         1. 1993 Incentive and Non-Statutory Stock Option Plan. This Agreement, executed on behalf of the Company by its President, evidences the grant of an Incentive Stock Option to purchase Common Stock of the Company (the "Option") for services anticipated to be rendered by the Employee. The Option is subject in its entirety to the terms and conditions of the Princeton Dental Management Corporation 1993 Incentive and Non-Statutory Stock Option Plan (the "Plan") adopted by the Board of Directors June 3, 1993 and approved by the Shareholders on July 12, 1993. A copy of the Plan is annexed to this Agreement.

         2. Date of Grant. The date of the grant of the Option is June 1, 1996.

         3. Number and Price of Shares. The total number of shares granted is 50,000. The purchase price per share shall be the average Company trading price based on the trading days contained in the 61 day period beginning on June 1, 1996 and running through July 31, 1996.

         4. Option Period and Time of Exercise. The number of shares specified in Paragraph 3 above are divided into four parts which may be exercisable within the Option period as follows:

Part     No. of Shares    Date Exercisable         Expiration Date
----     -------------    ----------------         ---------------
1        10,000                   1/1/97           1/1/2003
2        10,000                   1/1/98           1/1/2003
3        15,000                   1/1/99           1/1/2003
4        15,000                   1/1/2000         1/1/2003


         (i) The Board may, in its sole discretion, cancel Options granted to the Employee if the employment of Employee is terminated for cause. Upon the termination of employment other than for cause, Options granted under the Plan shall be cancelled only to the extent that such Options were not exercisable as of the date of such termination.

         (ii) In no event shall the Options be exercisable after the expiration date of the Option period.

         5. Manner of Exercise. Subject to the conditions and restrictions contained in the Plan and Paragraph 6 below, the Options shall be exercised by delivering written notice of exercise to the Secretary of the Company.

         6. Non-Transferability. This Agreement and Option granted may not be assigned or transferred by the Employee except as provided in the Plan.

         7. Amendment. Neither this Agreement or the Option may be amended or modified or revoked except by agreement in writing and signed by the Company and the Employee.

         8. Interpretation. The Board has the sole power to interpret the Plan and to resolve any questions arising under the Plan or this Agreement.

         9. Entire Agreement. Except as specifically referenced in Employee's Employment Agreement, this Agreement constitutes the entire agreement under the Plan between the Company and the Employee and supersedes all other agreements under the Plan heretofore entered into.

         IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement as of the 1st day of June, 1996.


PRINCETON DENTAL MANAGEMENT CORPORATION





By:
   -----------------------------------

Printed Name:
             -------------------------

Its:
    ----------------------------------




----------------------------------
Gary A. Lockwood, individually